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                                                       Exhibit 10.1


                 FIRST MODIFICATION TO CREDIT FACILITY AND
                 SECOND AMENDMENT TO MASTER LOAN AGREEMENT


     THIS FIRST MODIFICATION TO CREDIT FACILITY AND SECOND AMENDMENT TO MASTER LOAN AGREEMENT (this "Agreement") is made as of this 1st day of October, 1998, and is effective as of the 1st day of October, 1998, by and among the following entities: (i) BANC ONE CAPITAL PARTNERS IV, LTD., an Ohio limited liability company (the "Lender"), (ii) INTERSTATE GENERAL COMPANY, L.P., a Delaware limited partnership ("IGC"), (iii) AMERICAN COMMUNITY PROPERTIES TRUST, a Maryland real estate investment trust ("ACPT"), (iv) ST. CHARLES COMMUNITY, LLC, a Delaware limited liability company ("St. Charles"), (v) JAMES J. WILSON ("James Wilson"), (vi) J. MICHAEL WILSON ("Michael Wilson"), (vii) EDWIN L. KELLY ("Edwin Kelly") (James Wilson, Michael Wilson, and Edwin Kelly are herein the "Original Guarantors"), (viii) AMERICAN RENTAL PROPERTIES TRUST, a Maryland real estate investment trust ("American Rental"), (ix) AMERICAN RENTAL MANAGEMENT COMPANY, a Delaware corporation ("American Management"), (x) AMERICAN LAND DEVELOPMENT U.S., INC., a Maryland corporation ("American Land"), (xi) IGP GROUP CORP., a Puerto Rico corporation ("IGP Group") and
(xii) AMERICAN HOUSING PROPERTIES, L.P., a Delaware limited partnership ("American Housing") (American Rental, American Management, American Land, American Housing and IGC Group are herein, the "Subsidiary Entities").

                                 RECITALS

I.   ORIGINAL LOAN STRUCTURE.

     WHEREAS, pursuant to that certain Master Loan Agreement, dated as of August 1, 1997, by and among IGC, ACPT, St. Charles and Lender, as amended by that certain First Amendment to Master Loan Agreement, dated as of September 30, 1997, by and among IGC, ACPT, St. Charles and Lender (the Master Loan Agreement, as amended by the First Amendment to Master Loan Agreement is herein, the "Original Loan Agreement"), Lender agreed to provide IGC and ACPT a credit facility in the principal sum of up to Twenty Million Dollars ($20,000,000) (the "Original Credit Facility" and the Original Credit Facility as amended pursuant to the terms herein, the "Credit Facility"); and

     WHEREAS, the obligations of ACPT and IGC under the Original Loan Agreement were evidenced by that certain Promissory Note dated as of August 1, 1997, in the original principal sum of Twenty Million Dollars
($20,000,000) executed and delivered by IGC and ACPT to Lender (the "Original Promissory Note"); and

     WHEREAS, pursuant to the terms of the Original Loan Agreement, IGC and ACPT have re-loaned a portion of the Original Credit Facility proceeds to St. Charles to fund St. Charles' development of certain of the Real Property (as defined below); and the obligations of St. Charles to repay such sums to IGC and ACPT are evidenced by that certain Mirror Promissory Note dated as of August 1, 1997, in the original principal sum of Twenty Million Dollars ($20,000,000) executed and delivered by St. Charles to IGC and ACPT (the "Original Mirror Promissory Note"); and




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     A.   Real Estate Collateral.

          WHEREAS, pursuant to that certain Property Owner Guaranty Agreement, dated as of August 1, 1997, from St. Charles to Lender (the "Original Property Guaranty"), St. Charles guaranteed the obligations of IGC and ACPT under the Original Loan Agreement and Original Promissory Note; St. Charles secured its obligations under the Original Property Owner Guaranty pursuant to (i) that certain Indemnity Deed of Trust, Security Agreement and Assignment of Leases and Rents, from St. Charles to Charles R. Moran and Thomas A. Hauser, as Trustees (the "Trustees") for the benefit of Lender and recorded among the Land Records of Charles County (the "Original Deed of Trust"), thereby encumbering approximately 4,400 acres of improved and unimproved real estate located in Charles County (the "Real Property"); (ii) that certain Assignment of Contracts dated as of August 1, 1997, from IGC and St. Charles for the benefit of Lender (the "Original Assignment of Contracts"); and (iii) that certain Assignment of Plans, Specifications and Permits, dated as of August 1, 1997, from IGC and St. Charles for the benefit of Lender (the "Original Assignment of Plans, Specifications and Permits", and together with the Original Property Guaranty, Original Deed of Trust, and Original Assignment of Contracts, the "Original Real Estate Collateral Documents"); and

     B.   Partnership Interest Collateral.

          WHEREAS, IGC further secured its obligations to Lender under the Original Credit Facility pursuant to that certain Assignment and Pledge of Partnership Interest, dated as of August 1, 1997, by and between Lender and IGC (the "IGC Partnership Pledge Agreement"), whereby IGC conveyed to Lender and granted to Lender a security interest in, all of IGC's right, title and interest in certain partnerships formed under Maryland law (herein collectively, the "Maryland Partnerships"), and pursuant to that certain Assignment and Pledge of Partnership Interest, dated as of August, 1998, by and between Lender and IGC (the "IGPLP Partnership Pledge Agreement", and together with the IGC Partnership Pledge Agreement, the "Partnership Pledge Agreements"), whereby IGPLP conveyed to Lender and granted to Lender a security interest in, all of IGC's right, title and interest in Interstate General Properties Limited Partnership S.E., a Maryland limited partnership ("IGPLP"); and

          WHEREAS, IGC, either directly or indirectly, further secured its obligations to Lender under the Original Credit Facility pursuant to that certain Assignment and Pledge of Management Fees, dated as of August 1, 1997, between Lender and IGC (the "Pledge of IGC Management Fees"), whereby IGC conveyed to Lender and granted to Lender a security interest in, all of IGCs right, title and interest in and to the management fees (the "American Partnership Management Fees") payable to IGC by the Maryland partnerships and certain other partnerships (herein collectively, the "American Partnerships"); and pursuant to that certain Assignment and Pledge of Management Fees, dated as of August 1, 1997, between Lender and IGPLP (the "Pledge of IGPLP Management Fees", and together with the Pledge of IGC Management Fees, the "Pledge of Management Fees"), whereby IGPLP conveyed to Lender and granted to Lender a security interest in, all of IGPLP's right, title and interest in and to the management fees (the "Puerto Rico Management Fees", and together with the American Partnership Management Fees, the "Partnership Management Fees") payable to IGPLP by certain partnerships (herein collectively, the "Puerto Rico Partnerships"); and



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          WHEREAS, IGC, either directly or indirectly, further secured its obligations to Lender under the Original Credit Facility pursuant to (i) that certain Assignment of Incentive Management Fees, dated as of August 1, 1997, by and between IGC and Lender (the "IGC Assignment of Incentive Management Fees"), whereby IGC conveyed to Lender and granted to Lender a security interest in, all of IGC's right, title and interest in and to all incentive management fees (the "IGC Incentive Management Fees") payable to IGC by the American Partnerships; (ii) that certain Assignment of Incentive Management Fees, dated as of August 1, 1997, by and between IGPLP and Lender (the "IGPLP Assignment of Incentive Management Fees"), whereby IGPLP conveyed to Lender and granted to Lender a security interest in, all of IGPLP's right, title and interest in and to all management fees (the "IGPLP Incentive Management Fees") payable to IGPLP by all of the Puerto Rico Partnerships except for Carolina Associates Limited Partnership; and (iii) that certain Assignment and Pledge of Excluded Incentive Management Fees, dated as of August 1, 1997, between Lender and IGPLP (the "Pledge of IGPLP Excluded Incentive Management Fees", and together with the IGC Assignment of Incentive Management Fees and IGPLP Assignment of Incentive Management Fees, the "Assignment of Incentive Management Fees"), whereby IGPLP conveyed to Lender and granted to Lender a security interest in, all of IGPLP's right, title and interest in and to the incentive management fees (the "IGPLP Excluded Incentive Management Fees", together with the IGC Incentive Management Fees and IGPLP Incentive Management Fees, the "Incentive Management Fees") payable to IGPLP by Carolina Associates Limited Partnership; and

          WHEREAS, IGC, either directly or indirectly, further secured its obligations to Lender under the Original Credit Facility pursuant to that certain Assignment and Pledge of Operating Deficit Loans, dated as of August 1, 1997, by and between Lender and IGC (the "IGC Deficit Loans Pledge"), whereby IGC conveyed to Lender and granted to Lender a security interest in, all of IGC's right, title and interest in and to all amounts due to IGC relating to those certain short term operating deficit loans (the "American Partnership Deficit Loans") made from time to time by IGC to the American Partnerships; and pursuant to that certain Assignment and Pledge of Operating Deficit Loans, dated as of August 1, 1997, by and between Lender and IGPLP (the "IGPLP Deficit Loans Pledge", and together with the IGC Deficit Loans Pledge, the "Deficit Loans Pledge"), whereby IGPLP conveyed to Lender and granted to Lender a security interest in, all of IGPLP's right, title and interest in and to all amounts due to IGPLP relating to those certain short term operating deficit loans (the "Puerto Rico Partnership Deficit Loans" together with the American Partnership Deficit Loans, are herein the "Partnership Deficit Loans") made from time to time by IGPLP to the Puerto Rico Partnerships; and

     WHEREAS, IGC, either directly or indirectly, further secured its obligations to Lender under the Original Credit Facility pursuant to that certain Assignment of Proceeds from Sale of Partnership Interest, dated as of August 1, 1997, by and between IGC and Lender (the "IGC Assignment of Sale Proceeds"), whereby IGC conveyed to Lender and granted to Lender a security interest in, all of IGC's right, title and interest in and to all proceeds received by or payable to IGC from the sale or transfer of IGC's partnership interests in the American Partnerships; and pursuant to that certain Assignment of Proceeds from Sale of Partnership Interest, dated as of August 1, 1997, by and between IGPLP and Lender (the "IGPLP Assignment of Sale Proceeds", and together with the IGC Assignment of Sale Proceeds,



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the "Assignment of Sale Proceeds"), whereby IGPLP conveyed to Lender and granted to Lender a security interest in, all of IGPLP's right, title and interest in and to all proceeds received by or payable to IGC from the sale or transfer of IGPLP's partnership interests in the Puerto Rico
Partnerships; and

          WHEREAS, IGC, either directly or indirectly, further secured its obligations to Lender under the Original Credit Facility pursuant to that certain Assignment of Proceeds, dated as of August 1, 1997, by and between IGC and Lender (the "IGC Assignment of Proceeds"), whereby IGC conveyed to Lender and granted to Lender a security interest in, all of IGC's right, title and interest in and to all distributions and other amounts received by or payable to IGC certain of the Maryland Partnerships; and pursuant to that certain Assignment of Proceeds, dated as of August 1, 1997, by and between IGPLP and Lender (the "IGPLP Assignment of Proceeds", and together with the IGC Assignment of Proceeds, the "Assignment of Proceeds" ), whereby IGPLP conveyed to Lender and granted to Lender a security interest in, all of IGPLP's right, title and interest in and to all distributions and other amounts received by or payable to IGPLP from the Puerto Rico Partnerships; and

          WHEREAS, IGC, either directly or indirectly, further secured its obligations to Lender under the Original Credit Facility pursuant to that certain Assignment of Long Term Receivables, dated as of August 1, 1997, by and between IGC and Lender (the "IGC Assignment of Long Term Receivables"), whereby IGC conveyed to Lender and granted to Lender a security interest in, all of IGC's right, title and interest in and to all proceeds payable to or received by Assignor relating to long-term loans made by Assignor to the American Partnerships (the "IGC Long Term Receivables"); and pursuant to that certain Assignment of Long Term Receivables, dated as of August 1, 1997, by and between IGPLP and Lender (the "IGPLP Assignment of Long Term Receivables", and together with the IGC Assignment of Long Term Receivables, the "Assignment of Long Term Receivables"), whereby IGPLP conveyed to Lender and granted to Lender a security interest in, all of IGPLP's right, title and interest in and to all proceeds payable to or received by Assignor relating to long-term loans made by Assignor to the Puerto Rico Partnerships (the "IGPLP Long Term Receivables", and together with the IGC Long Term Receivables, the "Long Term Receivables"); and

          WHEREAS, the Partnership Pledge Agreements, Pledge of Management Fees, Assignment of Incentive Management Fees, Deficit Loans Pledge, Assignment of Proceeds, and Assignment of Long Term Receivables all as amended to date are herein collectively, the "Original Partnership Collateral Documents"; and Lender's rights pursuant to the Original Partnership Collateral Documents, the Maryland Partnerships, IGPLP, the Partnership Management Fees, the Incentive Management Fees, the Partnership Deficit Loans, and the Long Term Receivables are herein collectively the "Partnership Collateral"; and

     C.   Guaranties, Indemnifications and Warrants.

          WHEREAS, certain of the obligations of IGC and ACPT are guaranteed by (i) James Wilson, Michael Wilson, and Edwin Kelly pursuant to that certain Guaranty Agreement dated as of August 1, 1998 from James Wilson, Michael Wilson, and Edwin Kelly to and for the benefit of Lender (the "Original Principal Guaranty"); and (ii) James Wilson pursuant to that certain Guaranty Agreement dated as of August 1, 1997 from James Wilson to


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and for the benefit of Lender, as amended by that certain First Amendment to Guaranty Agreement dated as of September 30, 1997 by and between James Wilson and Lender (the Guaranty Agreement, as amended by the First Amendment to Guaranty Agreement is herein, the "Original Wilson Guaranty"); and

          WHEREAS, pursuant to that certain letter dated as of August 1, 1997, from IGC, ACPT, St. Charles, James Wilson, Michael Wilson, and Edwin Kelly to Lender (the "Original Environmental Indemnification"), each IGC, ACPT, St. Charles, James Wilson, Michael Wilson, and Edwin Kelly agreed to indemnify and hold Lender harmless against certain environmental claims which may arise relating to the Real Property; and

          WHEREAS, as additional consideration for agreeing to provide the Credit Facility, IGC granted Lender a right to purchase units of limited partnership interest of IGC pursuant to that certain Warrant Certificate, dated as of August 1, 1997, from IGC to Lender (the "Original Warrant Certificate") (the Original Loan Agreement, the Original Promissory Note, the Original Mirror Promissory Note, the Original Real Estate Collateral Documents, the Original Partnership Collateral Documents, the Original Principal Guaranty, the Original Wilson Guaranty, the Original Environmental Indemnification and the Original Warrant Certificate are herein the "Original Loan Documents"); and

II.  RESTRUCTURING OF IGC AND ACPT.

     WHEREAS, IGC holds all of the issued and outstanding shares of American Rental, American Management, American Land and IGP Group; and American Rental owns a 99% limited partnership interest in American Housing and is the sole stockholder of American Housing Management Company, a Delaware corporation ("American Housing"), which owns a 1% general partnership interest in American Housing; and

     WHEREAS, as set forth in the Registration Statement of ACPT on Form S-11 Registration No. 333-58835 as filed with the Securities and Exchange Commission (the "Registration Statement") IGC and ACPT will consummate the terms of the "Restructuring" as defined therein (the "Restructuring") whereby, among other things, IGC will (i) transfer and convey to American Land, all of its right, title and interest in all of the membership interests of St. Charles, and then subsequently transfer and convey to ACPT all of its right, title and interest in all of the issued and outstanding shares of American Land; (ii) transfer and convey to IGP Group, American Land and American Housing, all of IGC's right, title and interest in 100% of the partnership interests in IGPLP and then subsequently transfer and convey to ACPT, all of IGC's right, title and interest in all of the issued and outstanding shares of IGP Group; and (iii) pursuant to the Partnership Transfer Documents (as defined in Schedule 4 hereto) transfer and convey to American Housing all of IGC's right, title and interest in certain of the American Partnerships which will result in American Housing holding all of IGC's right, title and interest in the American Partnerships and then subsequently convey to ACPT all of IGC's right, title and interest in all of the issued and outstanding shares of American Rental; and

     WHEREAS, in connection with the Restructuring, IGC, ACPT and the Lender wish to (i) modify and amend the terms of the Original Credit Facility and the Original Loan Documents and release ACPT as a primary obligor of the Original Credit Facility, a co-maker of the Original Promissory Note and a borrower under the Original Loan Agreement, (ii) permit American Land to assume all of the obligations of ACPT under the Original Credit Facility and Original Loan Documents, and (iii) release all of Lender's interest in the Released Partnership Collateral (defined below); and

     WHEREAS each of IGC, ACPT, American Land, American Rental, American Housing, IGP Group and American Management will receive substantial benefits in connection with the Restructuring, and Lender wishes to modify the Original Credit Facility and the Original Loan Documents as hereinafter provided, so that upon transfer of the Released Partnership Collateral, the Released Partnership Collateral will not be subject to the Obligations; and

     WHEREAS, in consideration for the release of ACPT by Lender of its direct obligations under the Original Credit Facility, Lender's agreement to release all of its interests in the Partnership Collateral and Lender's agreement to otherwise modify and amend the Original Credit Facility, as hereinafter provided, American Land has agreed to assume all obligations of ACPT under the Original Credit Facility and the Original Loan Documents, ACPT has agreed to unconditionally guarantee the obligations of IGC and American Land under the Credit Facility and the Original Loan Documents, as amended hereby, and ACPT and IGC have further agreed to secure its obligations to Lender by pledging to Lender all of the issued and outstanding shares of American Rental, American Management, American Land and IGP Group to be held by ACPT; and

     WHEREAS, as additional consideration for Lender's agreement to modify and amend the Original Credit Facility as hereinafter provided, American Housing, IGP Group and American Management have agreed to guarantee the obligations of IGC and American Land under the Credit Facility and the Original Loan Documents and ACPT under the ACPT Guaranty Agreement (as defined herein) and have further agreed that their respective guaranty agreements shall include certain negative covenants whereby each will agree, among other things, that it shall not directly or indirectly encumber or otherwise pledge any of the Partnership Collateral owned by such entity; and James Wilson and his wife, Barbara A. Wilson have agreed to unconditionally guarantee the obligations of IGC, ACPT and American Land to Lender.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows without in any way or manner whatsoever affecting, limiting, impairing, releasing, changing or evading any of the provisions of the Original Loan Documents except to the extent expressly and specifically amended or modified by the provisions of this Agreement or by instruments or agreements executed and delivered pursuant to this Agreement.

                                 ARTICLE I

Section 1.  Definitions and Rules of Construction, Recitals.

     1.1. Definitions. As used in this Agreement, the terms defined in the Recitals hereto shall have the respective meaning specified therein. Terms used herein but not otherwise defined shall have the meanings given to them under in the Original Loan Agreement.

     1.2. Rules of Construction. All accounting terms which are not expressly defined herein shall have the meanings given to them under generally accepted accounting principles ("GAAP"), consistently applied to applicable persons. Unless otherwise defined herein or in he Original Loan Agreement, all terms used herein which are defined by the Maryland Uniform Commercial Code shall have the same meanings as given to them by the Maryland Uniform Commercial Code unless and to the extent varied by this Agreement or the Original Loan Agreement. The words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and "Section", "Subsection", "Schedule" and "Exhibit" references to sections or subsections of, or schedules or exhibits to, as the case may be, of this Agreement unless otherwise specified. As used herein, the singular number shall include the plural, the plural shall include the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require.

     1.3. Incorporation of Recitals. The Recitals set forth hereinabove are hereby incorporated into this Agreement as though fully set forth herein.

Section 2. Assumption of Obligations by American Land. In consideration for IGC's conveyance of all of its right, title and interest in St. Charles to American Land, American Land hereby assumes any and all obligations of ACPT under the Original Credit Facility, the Original Loan Agreement and all other Original Loan Documents, and succeeds to the rights and obligations of ACPT thereunder, and further hereby represents, warrants and covenants that it will perform all of the obligations of ACPT in accordance with the terms thereof. From and after the date of this Agreement, American Land shall be deemed one of the Borrowers, together with IGC, under the Original Loan Agreement, the Original Promissory Note, and all other Original Loan Documents.

Section 3. Release of ACPT. Lender hereby releases and discharges ACPT as a direct obligor under the Credit Facility, a Borrower under the Original Loan Agreement, a co-maker of the Original Promissory Note and as borrower or obligor under any of the other Original Loan Documents, provided, however, that such release shall not in any way be deemed nor interpreted as a release of ACPT as a guarantor of any of the Obligations existing or arising after the date hereof, pursuant to that certain ACPT Guaranty Agreement (as hereinafter defined), executed and delivered by ACPT simultaneously herewith. Notwithstanding the release of ACPT as a Borrower under the Original Loan Agreement, ACPT shall, and hereby agrees to, perform, observe and comply with the Affirmative Covenants and the Negative Covenants set forth in Sections 5 and 6 of the Original Loan Agreement as if ACPT remains a "Borrower" thereunder.



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Section 4.  Release of Partnership Collateral; Consummation of
Restructuring.

     4.1 Release of Partnership Collateral. Lender waives, relinquishes and releases all of its right, title and interest in all of the Partnership Collateral except for the "Retained Partnership Collateral" as defined on
Schedule 4 hereto (such released portion of the Partnership Collateral being referred to herein as the "Released Partnership Collateral"), effective immediately preceding the assignment and transfer of the Released Partnership Collateral by IGC to American Management, IGP Group and American Housing pursuant to the Restructuring. Lender agrees to execute and deliver to IGC and ACPT such UCC-3 Termination Statements and such other documents necessary to effectuate such relinquishment and release of the Released Partnership Collateral as reasonably requested by IGC and ACPT. IGC and ACPT agree to execute and deliver, or cause their affiliates to execute and deliver, to Lender such documents as Lender may reasonably request to confirm and ratify Lender's rights with respect to the Retained Partnership Collateral.

     4.2 Consummation of Restructuring. IGC covenants and agrees that immediately following the relinquishment and release by Lender of all of its right, title and interest in the Released Partnership Collateral, IGC will assign and transfer the respective Released Partnership Collateral to American Management, IGP Group and American Housing and will promptly, in accordance with the Restructuring, assign and transfer all of the issued and outstanding shares of stock and beneficial interest in American Land, American Rental, IGP Group and American Management to ACPT in exchange for shares of beneficial interest in ACPT, and distributing such shares of beneficial interest in ACPT to the unitholders of IGC.

Section 5.  Amendments and Modifications to Original Loan Documents.

     5.1. Modification to Master Loan Agreement. The Original Loan Agreement shall be and hereby is, modified and amended as follows (all references in this Section 5.1 to Subsections shall mean Subsections of the Original Loan Agreement):

          5.1.1. Any and all reference to the term "Borrower" shall now mean both IGC and American Land, jointly and severally.

          5.1.2. The definition of "Base Rate" under Subsection 1.8 is amended by deleting all of the text of such subsection and inserting in lieu thereof "means the Base Interest Rate under the Note equal to the Bank One Prime Rate, as in effect from time to time, plus Six Hundred Fifty
(650) Basis Points, provided, however, that if and when Bank One is re-granted a security interest in the Released Partnership Collateral as more fully set forth in the Note, then effective as of the first calendar day of the immediately succeeding calendar month, the Base Interest Rate under the Note shall be equal to the Bank One Prime Rate, as in effect from time to time, plus Two Hundred Fifty (250) Basis Points."

          5.1.3. The definition of "Borrower" in Subsection 1.10 is amended by deleting all of the text therefrom and inserting in lieu thereof "means individually and collectively IGC and American Land".

          5.1.4.  The definition of "Financing Documents" in Subsection
1.32 is amended to include this Agreement and the other Loan Modification Documents.

          5.1.5. The definition of "Guarantor" and "Guarantors" in Subsection 1.38 is amended by adding thereto, Barbara A. Wilson, the spouse of James Wilson.

          5.1.6. The definition of "Loan Agreement" is hereby added and inserted as Subsection 1.51A, and shall mean collectively, the Original Loan Agreement as modified and amended by this Agreement.

          5.1.7. The definition of "Loan Modification Documents" is hereby added and inserted as Subsection 1.51B, and shall mean collectively, this Agreement, the Amended and Restated Promissory Note, the Amendment to Property Owner Guaranty Agreement, the Amended and Restated Mirror Promissory Note, the Modification to Deed of Trust, the Modification of Assignment of Contracts and Assignment of Plans, Specifications and Permits, the Amended and Restated Principals' Guaranty, the Amended and Restated Wilson Guaranty, the Amended and Restated Environmental Indemnification, the ACPT Guaranty, the Stock Pledge Agreement, the IGP Group Guaranty, the American Housing Guaranty, the American Management Guaranty, the New Wilson Guaranty, the ACPT Warrant Certificate and any other documents or agreements executed and delivered in connection with the first modification of the Original Credit Facility.

          5.1.8. The definition of the term "Note" under Subsection 2.5.5 is amended to include the Amended and Restated Promissory Note (as hereinafter defined).

          5.1.9.  The definition of the term "Mirror Note" in Subsection
2.5.5 is amended to include the Amended and Restated Mirror Note (as hereinafter defined).

          5.1.10. The definition of the term "Property Owner Guaranty" in Subsection 2.6.1.1 is amended to include the First Amendment to Property Owner Guaranty Agreement (as hereinafter defined).

          5.1.11. The definition of the term "Key Principals Guaranty" in Subsection 2.6.1.2 is amended to include the Amended and Restated Key Principals Guaranty (as hereinafter defined).

          5.1.12. The definition of the term "Wilson Guaranty" in Subsection 2.6.1.3 is amended to include the Amended and Restated Wilson Guaranty (as hereinafter defined).

          5.1.13. Section 2.6.2 entitled "Collateral", is hereby amended by adding a new subsection (e) as follows: "certain Stock Pledge Agreement (which Stock Pledge Agreement, as the same may from time to time be amended, restated, supplemented or otherwise modified, is herein called the "Stock Pledge Agreement") whereby, IGC and ACPT pledged to Lender their respective rights, title and interest in the "Pledged Stock" and adding to the definition of "Collateral" contained therein the words "Pledged Stock".

          5.1.14. Section 5.25 is hereby amended by deleting all of the text therein and inserting in lieu thereof as follows: "For the term of the Loan, ACPT shall maintain a ratio of aggregate liabilities to tangible net worth equal to no greater than seven and one-half to one (7.5 to 1), and the Borrower and ACPT shall maintain a ratio of combined aggregate liabilities to combined tangible net worth equal to no greater than three to one (3 to 1). For purposes of this Section 5.25, the term "tangible net worth" shall mean the net worth ACPT, or ACPT and the Borrower combined, as the case may be, less any good will and deferred costs, as calculated on a GAAP basis."

          5.1.15.  A new Subsection 8.13 is added to read as follows:

               8.13. Failure to Comply With Covenants. The failure by any Borrower, ACPT or any of the Subsidiary Entities to perform, observe or comply with any of the Negative Covenants contained in Section 6 of this Agreement, any of the Negative Covenants contained in the ACPT Guaranty, the IGP Group Guaranty, the American Housing Guaranty, the American Rental Guaranty or the American Management Guaranty, or any of the Covenants contained in the Stock Pledge Agreement.

          5.1.16.  A new Subsection 8.14 is added to read as follows:

               8.14.   Failure to Consummate Restructuring.   The failure
of IGC to transfer and convey the Released Partnership Collateral to American Management, IGP Group and American Housing immediately after the relinquishment and release by Lender of its right, title and interest in the Released Partnership Collateral, or the failure of IGC to assign and transfer all of the issued and outstanding shares of stock and beneficial interest in American Land, American Rental, IGP Group and American Management to ACPT in exchange for shares of beneficial interest in ACPT and distribution of such ACPT shares to IGC Unitholders on or before October 31, 1998.

          5.1.17.  A new Subsection 8.15 is added to read as follows:

               8.15.   Other Events of Default.   The occurrence of any
Event of Default under any of the other Financing Documents.

          5.1.18. Subsection 10.5 is hereby amended by deleting all of the text therein and inserting in lieu thereof as follows: "Upon completion of the Restructuring, the parties hereby covenant and agree, that, without further action by any party, as of such date of the Restructuring, IGC shall be released from any and all prospective covenants, representations or warranties arising hereunder, except for and excluding, the affirmative covenants set forth under Section 5.25."

     5.2. Amendment to Original Promissory Note. The Original Promissory Note shall be amended and restated in accordance with the provisions of that certain Amended and Restated Promissory Note (which Amended and Restated Promissory Note, as the same may from time to time be extended, replaced, amended, restated or otherwise modified, is herein the "Amended and Restated Promissory Note") in the form attached hereto as Exhibit 5.2 to reflect, inter alia, the Restructuring, an increase in the Base Rate, and American Land's assumption of ACPT's obligations under the Credit Facility and Original Loan Documents. The Amended and Restated Promissory Note has been executed and delivered by IGC and American Land simultaneously herewith.

     5.3. Amendment to Original Property Owner Guaranty Agreement. The Original Property Owner Guaranty Agreement shall be amended in accordance with the provisions of that certain First Amendment to Property Owner Guaranty Agreement (which Amendment to Property Owner Guaranty Agreement, as the same may from time to time be extended, replaced, amended, restated or otherwise modified, is herein the "Amendment to Property Owner Guaranty Agreement") in the form attached hereto as Exhibit 5.3 to reflect, inter alia, the Restructuring, American Land's assumption of ACPT's obligations under the Credit Facility and Original Loan Documents, and the change in definition of the Base Rate. The Amendment to Property Owner Guaranty Agreement has been executed and delivered by St. Charles simultaneously herewith.

     5.4. Amendment to Original Mirror Promissory Note. The Original Mirror Promissory Note shall be amended and restated in accordance with the provisions of that certain Amended and Restated Mirror Promissory Note (which Amended and Restated Mirror Promissory Note, as the same may from time to time be extended, replaced, amended, restated or otherwise modified, is herein the "Amended and Restated Mirror Promissory Note") in the form attached hereto as Exhibit 5.4 to reflect, inter alia, the Restructuring, American Land's assumption of ACPT's obligations under the Credit Facility and Original Loan Documents and the change in definition of the Base Rate. The Amended and Restated Mirror Promissory Note has been executed and delivered by Property Owner; and assigned to Lender by allonge executed and delivered by St. Charles, simultaneously herewith.

     5.5. Amendment to Indemnity Deed of Trust. The Indemnity Deed of Trust shall be amended in accordance with the terms of that certain Modification to Indemnity Deed of Trust (which Modification to Indemnity Deed of Trust, as the same may from time to time be extended, replaced, amended, restated or otherwise modified, is herein the "Modification to Deed of Trust") in the form attached hereto as Exhibit 5.5 to reflect the Restructuring and American Land's assumption of ACPT's obligations under the Credit Facility. The Modification to Deed of Trust has been executed and delivered by St. Charles simultaneously herewith.

     5.6. Amendment to Assignment of Contracts and Assignment of Plans, Specifications and Permits. The Assignment of Contracts and Assignment of Plans, Specifications and Permits shall be amended pursuant to the terms of that certain Modification of Assignment of Contracts and Assignment of Plans, Specifications and Permits (which Modification to Assignment of Contracts and Assignment of Plans, Specifications and Permits, as the same may from time to time be extended, replaced, amended, restated or otherwise modified, is herein the "Modification of Assignment of Contracts and Assignment of Plans, Specifications and Permits") in the form attached hereto as Exhibit 5.6 to reflect, inter alia, the Restructuring and American Land's assumption of ACPT's obligations under the Credit Facility and Original Loan Documents. The Modification of Assignment of Contracts and Assignment of Plans, Specifications and Permits has been executed and delivered simultaneously herewith.

     5.7. Original Principal's Guaranty. The Original Principal's Guaranty shall be amended and restated in accordance with the provisions of that certain Amended and Restated Principals' Guaranty (which Amended and Restated Principals' Guaranty, as the same may from time to time be extended, replaced, amended, restated or otherwise modified is herein the "Amended and Restated Principals' Guaranty") in the form attached hereto as
Exhibit 5.7 to reflect, inter alia, the Restructuring and American Land's assumption of ACPT's obligations under the Credit Facility and Original Loan Documents. The Amended and Restated Principals' Guaranty has been executed and delivered by the Key Principals simultaneously herewith.

     5.8. Original Wilson Guaranty. The Original Wilson Guaranty shall be amended and restated in accordance with the provisions of that certain Amended and Restated Wilson Guaranty (which Amended and Restated Wilson Guaranty, as the same may from time to time be extended, replaced, amended, restated or otherwise modified is herein the "Amended and Restated Wilson Guaranty") in the form attached hereto as Exhibit 5.8 to reflect, inter alia, the Restructuring and American Land's assumption of ACPT's obligations under the Credit Facility and Original Loan Documents. The Amended and Restated Wilson Guaranty has been executed and delivered by James Wilson simultaneously herewith.

     5.9. Original Environmental Indemnification. The Original Environmental Indemnification shall be amended and restated in accordance with the provisions of that certain Amended and Restated Environmental Indemnification (which Amended and Restated Environmental Indemnification, as the same may from time to time be extended, replaced, amended, restated or otherwise modified is herein the "Amended and Restated Environmental Indemnification") in the form attached hereto as Exhibit 5.9 to reflect, inter alia, the Restructuring and American Land's assumption of ACPT's obligations under the Credit Facility and Original Loan Documents. The Amended and Restated Environmental Indemnification has been executed and delivered by the signatories thereto simultaneously herewith.

     5.10. Amendment of Partnership Collateral Documents. Each of the Original Partnership Collateral Documents as amended and in effect as of the date hereof, is hereby amended (i) to release therefrom all of the Released Partnership Collateral, without affecting in any way Lender's rights and the Assignors' obligations with respect to the Retained Partnership Collateral; and (ii) to acknowledge the Restructuring and this Agreement.

Section 6.  Additional Agreements and New Loan Documents.

     6.1. ACPT Guaranty and Pledge of Stock.

          6.1.1 ACPT Guaranty. In consideration for the release of ACPT as a primary obligor under the Credit Facility, as a Borrower under the Original Promissory Note and the other Original Loan Documents, the release by Lender of its interest in the Released Partnership Collateral and Lender's consent to the Restructuring, ACPT shall unconditionally guarantee all of the obligations of IGC and American Land under the Original Credit Facility, as amended hereby, and the other Original Loan Documents, as amended hereby, pursuant to that certain Guaranty Agreement (which Guaranty Agreement, as the same may from time to time be extended, replaced, amended, restated or otherwise modified is herein the "ACPT Guaranty") in the form attached hereto as Exhibit 6.1.1. The ACPT Guaranty has been executed and delivered by ACPT simultaneously herewith.

          6.1.2 Pledge of Stock. ACPT shall secure its obligations under the ACPT Guaranty, and IGC shall further secure its obligations under the Amended and Restated Note, by pledging to Lender their respective right, title and interest in all of the issued and outstanding shares of stock or beneficial interests, as applicable, of American Land, American Management, American Rental and IGP Group (the "Pledged Stock"), pursuant to that certain Stock Pledge Agreement (which Stock Pledge Agreement, as the same may from time to time be extended, replaced, amended, restated or otherwise modified is herein the "Stock Pledge Agreement") in the form attached hereto as Exhibit 6.1.2. The Stock Pledge Agreement has been executed and delivered by ACPT and IGC simultaneously herewith.

     6.2. IGP Group Guaranty. As additional consideration for Lender agreeing to release all of its right, title and interest in and to the Released Partnership Collateral, and to consent to the Restructuring, IGP Group shall unconditionally guarantee the obligations of IGC and American Land under the Original Credit Facility, as amended herein, and the Original Loan Documents, as amended herein, and to further guarantee the obligations of ACPT under the ACPT Guaranty, pursuant to that certain Guaranty Agreement (which Guaranty Agreement, as the same may from time to time be extended, replaced, amended, restated or otherwise modified is herein the "IGP Group Guaranty") in the form attached hereto as Exhibit
6.2. The IGP Group Guaranty has been executed and delivered by IGP Group simultaneously herewith.

     6.3. American Housing Guaranty. As additional consideration for Lender agreeing to release all of its right, title and interest in and to the Released Partnership Collateral, and to consent to the Restructuring, American Housing shall unconditionally guarantee the obligations of IGC and American Land under the Original Credit Facility, as amended herein, and the Original Loan Documents, as amended herein, and to further guarantee the obligations of ACPT under the ACPT Guaranty, pursuant to that certain Guaranty Agreement (which Guaranty Agreement, as the same may from time to time be extended, replaced, amended, restated or otherwise modified is herein the "American Housing Guaranty") in the form attached hereto as
Exhibit 6.3. The American Housing Guaranty has been executed and delivered by American Housing simultaneously herewith.

     6.4. American Management Guaranty. As additional consideration for Lender agreeing to release all of its right, title and interest in and to the Released Partnership Collateral, and to consent to the Restructuring, American Management shall unconditionally guarantee the obligations of IGC and American Land under the Original Credit Facility, as amended herein, and the Original Loan Documents, as amended herein, and to further guarantee the obligations of ACPT under the ACPT Guaranty, pursuant to that certain Guaranty Agreement (which Guaranty Agreement, as the same may from time to time be extended, replaced, amended, restated or otherwise modified is herein the "American Management Guaranty") in the form attached hereto as Exhibit 6.4. The American Management Guaranty has been executed and delivered by American Management simultaneously herewith.

     6.5. American Rental Guaranty. As additional consideration for Lender agreeing to release all of its right, title and interest in and to the Released Partnership Collateral, and to consent to the Restructuring, American Rental shall unconditionally guarantee the obligations of IGC and American Land under the Original Credit Facility, as amended herein, and the Original Loan Documents, as amended herein, and to further guarantee the obligations of ACPT under the ACPT Guaranty, pursuant to that certain Guaranty Agreement (which Guaranty Agreement, as the same may from time to time be extended, replaced, amended, restated or otherwise modified is herein the "American Rental Guaranty") (the IGP Group Guaranty, American Housing Guaranty, American Management Guaranty, and American Rental Guaranty are herein collectively the "Subsidiary Entities' Guaranties") in the form attached hereto as Exhibit 6.5. The American Rental Guaranty has been executed and delivered by American Rental simultaneously herewith.

     6.6. New Guaranty from James J. Wilson and Barbara A. Wilson. As additional consideration for Lender agreeing to release all of its right, title and interest in and to the Released Partnership Collateral, and to consent to the Restructuring, James J. Wilson and Barbara A. Wilson shall unconditionally guarantee the obligations of IGC and American Land under the Original Credit Facility, as amended herein, and the Original Loan Documents, as amended herein, and to further guarantee the obligations of ACPT under the ACPT Guaranty, pursuant to that certain Guaranty Agreement (which Guaranty Agreement, as the same may from time to time be extended, replaced, amended, restated or otherwise modified is herein the "New Wilson Guaranty") in the form attached hereto as Exhibit 6.6. The New Wilson Guaranty has been executed and delivered by James J. Wilson and Barbara A. Wilson, his wife, simultaneously herewith.

     6.7. New Warrant Certificate. In order to reflect the restructuring, and as required by the Original Warrant Certificate, ACPT shall issue, execute and deliver Lender a new Warrant Certificate to replace the Original Warrant Certificate (which new Warrant Certificate, as the same may from time to time be replaced, amended, restated or otherwise modified is herein the "ACPT Warrant Certificate") in the form attached hereto as
Exhibit 6.7. The ACPT Warrant Certificate has been executed and delivered by ACPT simultaneously herewith but shall be effective upon the consummation of the Restructuring.

Section 7.  Ratification, No-Novation, Effect of Amendments and
Modification.

     7.1. Ratification and No Novation. Each of IGC, ACPT, St. Charles, the Original Guarantors and the Subsidiary Entities, individually and collectively, hereby ratifies and confirms all of its or his respective obligations, liabilities and indebtedness under the provisions of the Original Promissory Note, the Original Deed of Trust, and each other Original Loan Document, as the case may be, as the same are amended hereby or will be amended pursuant to the terms hereof. Each of IGC, ACPT, St. Charles, the Original Guarantors and the Subsidiary Entities acknowledge and agree that to the extent not otherwise specifically provided herein, it is their intention that nothing in this Agreement or in any of the other Loan Modification Documents shall be construed to extinguish, release, or discharge or constitute, create, or effect a novation of, or an agreement to extinguish, release or discharge, any of the obligations, indebtedness and liabilities of the IGC, ACPT, St. Charles, the Original Guarantors and the Subsidiary Entities or any other party under the provisions of the Original Promissory Note, the Original Deed of Trust, or any of the other Original Loan Documents. IGC, ACPT, St. Charles, the Original Guarantors and the Subsidiary Entities, individually and collectively, acknowledge and agree that all of the provisions of the Original Promissory Note, the Original Deed of Trust, and each of the other Original Loan Documents shall remain in full force and effect as the same may be amended hereby or pursuant to the terms hereof. In the event of any conflict between the terms of the Original Promissory Note, the Original Deed of Trust, or any of the other Original Loan Documents and the terms of this Agreement or any of the other Loan Modification Documents, the terms of this Agreement and of the other Loan Modification document shall control.

     7.2. Effect of Modification. Except as provided above, the Original Promissory Note, the Original Loan Agreement, and all other Original Loan Documents shall remain hereinafter unmodified and in full force and effect, as if this Agreement had not been made.

     7.3. No Waiver. Each of IGC, ACPT, St. Charles, the Original Guarantors and the Subsidiary Entities acknowledges that, except to the extent expressly set forth herein, or as set forth in the Rectification Agreement among the parties hereto of even date herewith, the execution of this Agreement by Lender is not intended nor shall it be construed as (i) an actual or implied waiver of any default under the Original Promissory Note, or any of the other Original Loan Documents, or (ii) an actual or implied waiver of any condition or obligation imposed upon each IGC, ACPT, St. Charles, the Original Guarantors and the Subsidiary Entities pursuant to the Original Promissory Note, the Original Loan Agreement or any of the other Original Loan Documents.

Section 8.  Representations and Warranties.

     8.1. IGC, ACPT, St. Charles, the Original Guarantors and the
Subsidiary Entities each, jointly and severally, represents and warrants to the Lender as of the date hereof, that:

          8.1.1. Reaffirmation of IGC, ACPT, St. Charles and Original Guarantors. Except as otherwise provided herein or as otherwise effectuated by the Restructuring, all representations and warranties made by IGC, ACPT, St. Charles and the Original Guarantors in the Original Loan Documents remain true, complete and correct in all material respects on the date hereof as if the same were made on the date hereof.

          8.1.2. No Actions. As of the date hereof, there are no actions, suits or proceedings pending, or to the knowledge of IGC, ACPT, St. Charles, the Original Guarantors, or the Subsidiary Entities, threatened, (i) against or affecting the Collateral, or (ii) involving the validity or enforceability of the Deed of Trust or the priority of the lien thereof, or (iii) against IGC, ACPT, St. Charles, any Original Guarantor or any of the Subsidiary Entities at law or in equity or before or by any governmental authority except (a) actions, suits and proceedings against IGC, ACPT, St. Charles, Original Guarantor or any of the Subsidiary Entities fully covered by insurance and as to each of which IGC, ACPT, St. Charles, the Original Guarantor or any of the Subsidiary Entities has provided information satisfactory to the Lender, (b) actions, suits and proceedings against IGC, ACPT, St. Charles, Original Guarantor or any of the Subsidiary Entities which will not materially adversely affect their business, financial condition or operations, or (c) otherwise previously disclosed to Lender in the Original Loan Agreement; and to the knowledge of IGC, ACPT, St. Charles, the Original Guarantors or the Subsidiary Entities, neither entity is in default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority.

          8.1.3. Taxes. All federal, state and local tax returns and reports of IGC, ACPT, St. Charles, the Original Guarantors and the Subsidiary Entities required by law to be filed have been duly filed, and all taxes, assessments, fees and other governmental charges upon IGC, ACPT, St. Charles, the Original Guarantors and the Subsidiary Entities and their respective properties, assets, income and franchises which are due and payable have been paid in full. IGC, ACPT, St. Charles, the Original Guarantors and the Subsidiary Entities maintain adequate reserves and/or accruals in respect of federal, state and local taxes for all fiscal periods, and neither IGC, ACPT, St. Charles, the Original Guarantors and the Subsidiary Entities know of any unpaid assessments for any taxes or any basis therefor.

          8.1.4. No Default. Neither IGC, ACPT, St. Charles, the Original Guarantors or the Subsidiary Entities are in default in the payment of any of its or their indebtedness or in the performance of any of its obligations under any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which it is a party or by which it or any of its assets may be bound, and no Event of Default as provided under the Original Loan Agreement has occurred and is continuing. Neither IGC, ACPT, St. Charles, the Original Guarantors or the Subsidiary Entities are in default under any order, judgment, award or decree of any court, arbitrator, or governmental authority binding on or affecting it or by which any of its assets may be bound or affected, and no such order, judgment, award or decree materially adversely affects the ability of IGC, ACPT, St. Charles, the Original Guarantors or the Subsidiary Entities to carry on its business as now conducted or its ability to perform its obligations under this Agreement, the Original Loan Documents or the Loan Modification Documents.

          8.1.5. Stock, etc. of Subsidiary Entities. Immediately prior to consummation of the Restructuring, IGC owns, beneficially and of record, all of the issued and outstanding shares of stock or beneficial interest of each of the Subsidiary Entities. Immediately following consummation of the Restructuring, ACPT will own, beneficially and of record, all of the issued and outstanding shares of stock or beneficial interest of each of the Subsidiary Entities. All issued and outstanding shares of stock or beneficial interest of each Subsidiary Entity is duly authorized, validly issued and fully paid and nonassessable and is, and will, subsequent to consummation of the Restructuring, be free and clear of all liens, claims and encumbrances except for the security interest therein granted to Lender under the Stock Pledge Agreement.

          8.1.6. Membership Interests in St. Charles. Immediately prior to consummation of the Restructuring, American Land is the sole member of, and the sole beneficial and record owner of membership interests, in St. Charles. Upon consummation of the Restructuring, American Land will continue to be the sole member, and the sole beneficial and record owner of membership interests in St. Charles. All membership interests in St. Charles are, and subsequent to consummation of the Restructuring, will be free and clear of all liens, security interests, claims and encumbrances.

          8.1.7.  Partnership Collateral.   Upon consummation of the
Restructuring, the Released Partnership Collateral will be owned by American Management, IGP Group and American Housing. The Released Partnership Collateral is, and subsequent to the consummation of the Restructuring will be, free and clear of all liens, security interests, claims and encumbrances (other than the security interest of Lender in such Released Partnership Collateral which is released herein).

          8.1.8. Solvency. IGC, ACPT and each of the Subsidiary Entities are not insolvent and the execution, delivery and performance by IGC, ACPT and each of the Subsidiary Entities of the Loan Modification Documents to which each is a party, and the consummation of the Restructuring, will not render IGC, ACPT, or any of the Subsidiary Entities insolvent. For purposes of the representations and warranties set forth in this subsection, the term "insolvent" means either (i) the present fair market value of each entity's assets is less than the amount necessary to pay such entity's probable liability on its existing debts as they become absolute and mature, or (ii) the sum of the entity's debts is greater than the present fair market value of the entity's assets.

          8.1.9. Title to Properties. Immediately prior to the Restructuring, ACPT and each of the Subsidiary Entities has good and marketable title to its assets and properties free and clear of all liens, securities, claims and encumbrances, except for liens, security interests or encumbrances in favor of Lender. Immediately following consummation of the Restructuring, ACPT and each of the Subsidiary Entities will have good and marketable title to all of its assets and properties, including, without limitation, the assets and properties transferred to it in connection with the Restructuring, free and clear of all liens, security interests and encumbrances except for liens, security interests or encumbrances in favor of Lender.

     8.2. Additional Representations and Warranties. In order to induce the Lender to enter into this Agreement, IGC, ACPT, St. Charles, the Original Guarantors or the Subsidiary Entities each represents and warrants to the Lender that as of the date hereof (a) no default or Event of Default exists under the Original Promissory Note, or the other Original Loan Documents, and (b) no event exists which, with the giving of notice or the lapse of time, or both, could or would constitute a default or an Event of Default thereunder.

Section 9.     Bankruptcy.

     9.1. Waiver of Bankruptcy. In consideration for Lender's agreement to enter into this Agreement, each of IGC, ACPT, St. Charles, the Original Guarantors and the Subsidiary Entities hereby irrevocably agrees (i) not to file a voluntary petition under title 11 of the United States Code, as amended ("the Bankruptcy Code") with any bankruptcy court of competent jurisdiction; (ii) not to voluntarily become or remain the subject of any order for relief issued under the Bankruptcy Code; (iii) not to file or voluntarily remain the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors; (iv) not to seek or consent to or acquiesce in the appointment of any trustee, receiver, conservator, or liquidator, except such as may be sought by Lender; and (v) not voluntarily become or remain the subject of an order, judgment or decree of any court of competent jurisdiction approving a petition filed against each IGC, ACPT, St. Charles, the Original Guarantors and the Subsidiary Entities for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or relief for debtors, except as may be permitted by Lender. This covenant is a material inducement for Lender to enter into and accept this Agreement.

     9.2. Waiver of Automatic Stay.   Each IGC, ACPT, St. Charles, the
Original Guarantors and the Subsidiary Entities hereby agrees that, in consideration for Lender's agreement to enter into this Agreement, and, notwithstanding the provisions of subsection 9.1 above, if each IGC, ACPT, St. Charles, the Original Guarantors and the Subsidiary Entities shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under the Bankruptcy Code; (ii) be the subject of any order for relief issued under the Bankruptcy Code; (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors; (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator; or
(v) be the subject of an order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against such person or entity for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or relief for debtors, then Lender shall thereupon be entitled to file a motion to seek, and each IGC, ACPT, St. Charles, the Original Guarantors and the Subsidiary Entities hereby irrevocably consents to and agrees to stipulate to any motion filed by Lender seeking, relief from the automatic stay imposed by Section 362 of the Bankruptcy Code, or any other stay of, on or against the exercise of the rights and remedies otherwise available to Lender as provided in this Agreement or any of the other Original Loan Documents or Loan Modification Documents and/or provided by law, and each IGC, ACPT, St. Charles, the Original Guarantors and the Subsidiary Entities hereby irrevocably waives its rights to object to such relief. This covenant is a material inducement for Lender to enter into and accept this Agreement.

     9.3. Reduction of Exclusive Bankruptcy Plan Filing and Plan Acceptance Periods. Borrower hereby agrees that, in consideration for Lender's agreement to enter into and accept this Agreement, and, notwithstanding the provisions of Section 9.1 above, if each IGC, ACPT, St. Charles, the Original Guarantors and the Subsidiary Entities shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under the Bankruptcy Code; (ii) be the subject of any order for relief issued under the Bankruptcy Code; (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors; (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator; or
(v) be the subject of an order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against such person or entity for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or relief for debtors, then Lender shall thereupon be entitled to file a motion to seek, and each IGC, ACPT, St. Charles, the Original Guarantors and the Subsidiary Entities hereby irrevocably consents to and agrees to stipulate to any motion filed by Lender seeking, to reduce the exclusive plan filing and acceptance periods provided by Section 1121 of the Bankruptcy Code or any similar periods provided by law, and each IGC, ACPT, St. Charles, the Original Guarantors and the Subsidiary Entities hereby irrevocably waives its rights to object to such relief. This covenant is a material inducement for Lender to enter into and accept this Agreement.

Section 9.4.   Release.   Notwithstanding the foregoing, Subsections 9.1,
9.2, and 9.3 hereof shall be void and of no further effect on the ninety-first (91st) day following such time as pursuant to a security agreement or other assignment agreement with the terms substantially identical to the Partnership Collateral Documents in form and content satisfactory to Lender in its sole but reasonable discretion, each of IGP Group, American Rental, American Housing, and American Management has conveyed to Lender a first priority security interest in all of the Released Partnership Collateral.

Section 10.    Fees, Costs and Expenses.   IGC and ACPT shall pay to Banc
One Capital Markets, Inc. ("BOCM"), an affiliate of Lender, prior to or at the time of execution of this Agreement, a financial advisory fee in the amount of $100,000 (the "Financial Advisory Fee") in consideration of the Lender's agreement to modify the Credit Facility as herein provided. BOCM will credit up to $50,000 of the Financial Advisory Fee against any fees due to BOCM pursuant to any engagement of BOCM by the Borrower or ACPT to provide or arrange financing or provide financial advisory services during
the twelve (12) month period immediately following the date hereof.   IGC,
ACPT and American Land shall also pay to the Lender upon demand, all costs and expenses both now and hereafter paid or incurred with respect to the preparation, negotiation, execution, administration and enforcement of this Agreement, the Original Loan Documents and the other Loan Modification Documents including, without limitation, reasonable attorney's fees and expenses, recording costs, recordation and other taxes, appraisal fees, costs of record searches and title insurance premiums and other title costs. IGC and ACPT acknowledge that the provisions of this Agreement and the other Loan Modification Documents shall not be effective to modify the Original Loan Documents unless and until the obligation of IGC and ACPT to pay the Financial Advisory Fee to BOCM and to reimburse Lender for the expenses incurred through the date of this Agreement in connection with the preparation, negotiation, execution and administration of this Agreement are satisfied which such amount shall be set forth in a Closing Statement.

Section 11. Applicable Law, Etc. This Agreement shall be governed by the laws of the State of Maryland and may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute one and the same instrument.

Section 12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of each party hereto, and their respective successors and assigns.

Section 13.    General.

     13.1. Effectiveness. This Agreement shall become effective on and only on its execution and delivery by each party hereto.

     13.2. Headings. The headings of the Sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

     13.4. Time of Essence. To the extent that it may have been waived in the past, Lender hereby specifically reinstates that time is of the essence of this Agreement and of the Original Loan Documents.

     13.5. Additional Defaults. If IGC, ACPT, St. Charles, the Original Guarantors or the Subsidiary Entities shall fail to keep or perform any of the covenants or agreements contained herein, or if any statement, representation or warranty contained herein is false, misleading or erroneous in any material respect, such failure shall be deemed to be an Event of Default and Lender shall be entitled at its option to exercise any and all of the rights and remedies granted pursuant to the Deed of Trust, as amended hereby, or any of the other Financing Documents, or to which Lender may otherwise be entitled, whether at law or in equity.

     13.6. Lender's Title Policy Endorsement. Contemporaneously with the execution and delivery hereof, IGC, ACPT or St. Charles shall, at its sole cost and expense, obtain and deliver to Lender an endorsement dated as of the date hereof to Lender's existing title insurance policy covering the Real Property, in form and content acceptable to Lender, insuring that the Deed of Trust constitutes, and will continue to constitute subsequent to consummation of the Restructure, a first priority lien on the Real Property securing the full amount of the Credit Facility.

     IN WITNESS WHEREOF, each party hereto has executed and ensealed this Agreement or caused it to be executed and ensealed on its behalf by its duly authorized representatives, the day and year first above written.

WITNESS:                      BANC ONE CAPITAL PARTNERS, IV, LTD.,
                                an Ohio limited liability company

                              By:  BOCP Holdings Corporation, its Manager

/s/ Linda M. Heller
----------------------------     By: /s/ Michael S. Wood
                                   ------------------------------(SEAL)
                                   Name:  Michael S. Wood
                                   Title: Authorized Signer


                              INTERSTATE GENERAL COMPANY, L.P.,
                                a Delaware limited partnership

/s/ Cynthia L. Hedrick
____________________________  By: /s/ Edwin L. Kelly
                                 _______________________________(SEAL)
                                 Name:  Edwin L. Kelly
                                 Title: President


                              AMERICAN COMMUNITY PROPERTIES TRUST,
                                a Maryland real estate investment trust

/s/ Cynthia L. Hedrick
____________________________  By: /s/ Edwin L. Kelly
                                 _________________________________(SEAL)
                                 Name:  Edwin L. Kelly
                                 Title: President


                              ST. CHARLES COMMUNITY, LLC,
                                a Delaware limited liability company

/s/ Cynthia L. Hedrick
____________________________  By: /s/ Edwin L. Kelly
                                 _________________________________(SEAL)
                                 Name:  Edwin L. Kelly
                                 Title: Chairman Management Committee

/s/ Patricia A. Wallace
____________________________  By: /s/ James J. Wilson
                                 _______________________________________
                                 JAMES J. WILSON

/s/ Cynthia L. Hedrick
____________________________  By: /s/ J. Michael Wilson
                                 _______________________________________
                                 J.  MICHAEL WILSON


/s/ Cynthia L. Hedrick
____________________________  By: /s/ Edwin L. Kelly
                                 _______________________________________
                                 EDWIN L. KELLY


                              AMERICAN RENTAL PROPERTIES TRUST,
                                a Maryland real estate investment trust

/s/ Cynthia L. Hedrick
___________________________   By: /s/ Edwin L. Kelly
                                 _________________________________(SEAL)
                                 Name:  Edwin L. Kelly
                                 Title: Vice President


                              AMERICAN RENTAL MANAGEMENT COMPANY,
                                a Delaware corporation

/s/ Cynthia L. Hedrick
___________________________   By: /s/ Edwin L. Kelly
                                 _________________________________(SEAL)
                                 Name:  Edwin L. Kelly
                                 Title: President


                              AMERICAN LAND DEVELOPMENT U.S., INC.,
                                a Maryland corporation

/s/ Cynthia L. Hedrick
___________________________   By: /s/ Edwin L. Kelly
                                 _________________________________(SEAL)
                                 Name:  Edwin L. Kelly
                                 Title: Vice President


                              IGP GROUP CORP.,
                                a Puerto Rico corporation


___________________________   By: /s/ Francisco Arrivi
                                 _________________________________(SEAL)
                                 Name:  Francisco Arrivi
                                 Title: President

                              AMERICAN HOUSING PROPERTIES, L.P.,
                                a Delaware limited partnership


/s/ Cynthia L. Hedrick
____________________________  By: /s/ Edwin L. Kelly
                                 _________________________________(SEAL)
                                 Name:  Edwin L. Kelly
                                 Title: Vice President


STATE OF OHIO:  COUNTY OF FRANKLIN:  TO WIT:

     I HEREBY CERTIFY that on this 1st day of October, 1998, before me, a Notary Public for the state and county aforesaid, personally appeared Michael S. Wood, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he/she is authorized signer of BANC ONE CAPITAL PARTNERS IV, LTD., that he/she has been duly authorized to execute, and has executed, such instrument on its behalf for the purposes therein set forth, and that the same is its act and deed as trustee.

     IN WITNESS WHEREOF, I have set my hand and Notarial Seal, the day and year first above written.

                              /s/ Linda M. Heller
                              __________________________________________
                              Notary Public

My commission expires on September 10, 2002.



STATE OF MARYLAND:  COUNTY OF CHARLES:  TO WIT:

     I HEREBY CERTIFY that on this 1st day of October, 1998, before me, a Notary Public for the state and county aforesaid, personally appeared Edwin
L. Kelly, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he is President of INTERSTATE GENERAL COMPANY, L.P., that he/she has been duly authorized to execute, and has executed, such instrument on its behalf for the purposes therein set forth, and that the same is its act and deed as trustee.

     IN WITNESS WHEREOF, I have set my hand and Notarial Seal, the day and year first above written.
                              /s/ Martha Haupt
                              __________________________________________
                              Notary Public

My commission expires on 02-01-01.

STATE OF MARYLAND:  COUNTY OF CHARLES:  TO WIT:

     I HEREBY CERTIFY that on this 1st day of October, 1998, before me, a Notary Public for the state and county aforesaid, personally appeared Edwin
L. Kelly, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he is President of AMERICAN COMMUNITY PROPERTIES TRUST, that he/she has been duly authorized to execute, and has executed, such instrument on its behalf for the purposes therein set forth, and that the same is its act and deed as trustee.

     IN WITNESS WHEREOF, I have set my hand and Notarial Seal, the day and year first above written.
                              /s/ Martha Haupt
                              __________________________________________
                              Notary Public

My commission expires on 02-01-01.


STATE OF MARYLAND:  COUNTY OF CHARLES:  TO WIT:

     I HEREBY CERTIFY that on this 1st day of October, 1998, before me, a Notary Public for the state and county aforesaid, personally appeared Edwin
L. Kelly, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he is Chairman of ST. CHARLES COMMUNITY, LLC, that he/she has been duly authorized to execute, and has executed, such instrument on its behalf for the purposes therein set forth, and that the same is its act and deed as trustee.

     IN WITNESS WHEREOF, I have set my hand and Notarial Seal, the day and year first above written.
                              /s/ Martha Haupt
                              __________________________________________
                              Notary Public

My commission expires on 02-01-01.


STATE OF MARYLAND:  COUNTY OF CHARLES:  TO WIT:

     I HEREBY CERTIFY that on this 1st day of October, 1998, before me, a Notary Public for the state and county aforesaid, personally appeared Edwin
L. Kelly, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he is President of AMERICAN RENTAL PROPERTIES TRUST, that he/she has been duly authorized to execute, and has executed, such instrument on its behalf for the purposes therein set forth, and that the same is its act and deed as trustee.

     IN WITNESS WHEREOF, I have set my hand and Notarial Seal, the day and year first above written.
                              /s/ Martha Haupt
                              __________________________________________
                              Notary Public

My commission expires on 02-01-01.

STATE OF MARYLAND:  COUNTY OF CHARLES:  TO WIT:

     I HEREBY CERTIFY that on this 1st day of October, 1998, before me, a Notary Public for the state and county aforesaid, personally appeared Edwin
L. Kelly, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he is President of AMERICAN RENTAL MANAGEMENT COMPANY, that he/she has been duly authorized to execute, and has executed, such instrument on its behalf for the purposes therein set forth, and that the same is its act and deed as trustee.

     IN WITNESS WHEREOF, I have set my hand and Notarial Seal, the day and year first above written.
                              /s/ Martha Haupt
                              __________________________________________
                              Notary Public

My commission expires on 02-01-01.


STATE OF MARYLAND:  COUNTY OF CHARLES:  TO WIT:

     I HEREBY CERTIFY that on this 1st day of October, 1998, before me, a Notary Public for the state and county aforesaid, personally appeared Edwin
L. Kelly, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he is Vice President of AMERICAN LAND DEVELOPMENT U.S., INC., that he/she has been duly authorized to execute, and has executed, such instrument on its behalf for the purposes therein set forth, and that the same is its act and deed as trustee.

     IN WITNESS WHEREOF, I have set my hand and Notarial Seal, the day and year first above written.
                              /s/ Martha Haupt
                              __________________________________________
                              Notary Public

My commission expires on 02-01-01.


STATE OF MARYLAND:  COUNTY OF _____________:  TO WIT:

     I HEREBY CERTIFY that on this ____ day of ______________, 1998, before me, a Notary Public for the state and county aforesaid, personally appeared ________________________, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he/she is __________________ of IGP GROUP CORP., that he/she has been duly authorized to execute, and has executed, such instrument on its behalf for the purposes therein set forth, and that the same is its act and deed as trustee.

     IN WITNESS WHEREOF, I have set my hand and Notarial Seal, the day and year first above written.

                              __________________________________________
                              Notary Public

My commission expires on ________________.

STATE OF MARYLAND:  COUNTY OF CHARLES:  TO WIT:

     I HEREBY CERTIFY that on this 1st day of October, 1998, before me, a Notary Public for the state and county aforesaid, personally appeared Edwin
L. Kelly, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he is Vice President of AMERICAN HOUSING PROPERTIES, L.P., that he/she has been duly authorized to execute, and has executed, such instrument on its behalf for the purposes therein set forth, and that the same is its act and deed as trustee.

     IN WITNESS WHEREOF, I have set my hand and Notarial Seal, the day and year first above written.
                              /s/ Martha Haupt
                              __________________________________________
                              Notary Public

My commission expires on 02-01-01.


STATE OF MARYLAND:  COUNTY OF CHARLES:  TO WIT:

     I HEREBY CERTIFY that on this 1st day of October, 1998, before me, a Notary Public for the state and county aforesaid, personally appeared J. MICHAEL WILSON, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he has executed the foregoing instrument for the purposes therein set forth, and that the same is his act and deed.

     IN WITNESS WHEREOF, I have set my hand and Notarial Seal, the day and year first above written.

                                   /s/ Martha Haupt
                                   ___________________________________
                                   Notary Public

My commission expires on 02-01-01.


STATE OF MARYLAND:  COUNTY OF CHARLES:  TO WIT:

     I HEREBY CERTIFY that on this 25th day of September, 1998, before me, a Notary Public for the state and county aforesaid, personally appeared JAMES J. WILSON, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he has executed the foregoing instrument for the purposes therein set forth, and that the same is his act and deed.

     IN WITNESS WHEREOF, I have set my hand and Notarial Seal, the day and year first above written.

                                   /s/ Martha Haupt
                                   ___________________________________
                                   Notary Public


My commission expires on 02-01-01.

STATE OF MARYLAND:  COUNTY OF CHARLES:  TO WIT:

     I HEREBY CERTIFY that on this 1st day of October, 1998, before me, a Notary Public for the state and county aforesaid, personally appeared EDWIN
L. KELLY, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he has executed the foregoing instrument for the purposes therein set forth, and that the same is his act and deed.

     IN WITNESS WHEREOF, I have set my hand and Notarial Seal, the day and year first above written.


                                   /s/ Martha Haupt
                                   ___________________________________
                                   Notary Public


My commission expires on 02-01-01.

                                SCHEDULE 4

The "Retained Partnership Collateral" shall consist of the portion of the Partnership Collateral derived from the following partnership interests that shall not be transferred until transferred in accordance with the attached assignment agreements (the "Partnership Transfer Documents").

Headen House Associates Limited Partnership
60% of IGC's beneficial general partnership interest

Palmer Apartments Associates Limited Partnership
60% of IGC's beneficial general partnership interest

Wakefield Terrace Associates Limited Partnership
60% of IGC's beneficial general partnership interest

Wakefield Third Age Associates Limited Partnership
60% of IGC's beneficial general partnership interest